EXHIBIT 21.1

SUBSIDIARIES OF THE REGISTRANT

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Actona Technologies Ltd.	Israel
Airespace Wireless Networks Private Limited	India
Aironet Canada Inc.	Canada
Aironet Canada Limited	Canada
Beaumaris Networks, Inc. (aka BNI)	Delaware
Beaumaris Software Research & Development (China)	China
Callway LLC	Delaware
“Cisco Albania” SHPK	Albania
Cisco Bahrain (SPC)	Bahrain
Cisco Bilgisayar ve Internet Sistemleri Limited Sirketi	Turkey
Cisco Capital (Dubai) Limited	United Arab Emirates
Cisco Comercio e Servicos de Hardware e Software do Brasil Ltda	Brazil
Cisco Commerce India Private Limited	India
Cisco Consumer Products LLC	California
Cisco Consumer Products Pte. Ltd.	Singapore
Cisco Development India Private Limited	India
Cisco do Brasil Ltda.	Brazil
Cisco Fast Data, LLC	Delaware
Cisco International Limited	United Kingdom
Cisco International Taiwan, Ltd.	Taiwan
Cisco Internetworking Systems Hellas S.A.	Greece
Cisco Iris, Inc.	Delaware
Cisco Ironport Systems LLC	Delaware
Cisco ISH B.V.	Netherlands
Cisco ISH II B.V.	Netherlands
Cisco Linksys Kiss ApS	Denmark
Cisco Malaysia Managed Services SDN. BHD.	Malaysia
Cisco Managed Services Nigeria Limited	Nigeria
Cisco Managed Solutions, Inc.	Delaware
Cisco Media Solutions, Inc.	California
Cisco MO B.V.	Netherlands
Cisco Norway AS	Norway
Cisco Norway Holdings AS	Norway
Cisco Optical GmbH	Germany
Cisco Photonics Italy S.r.l.	Italy
Cisco QSTP-LLC	Qatar
Cisco Ravenscourt LLC	Delaware
Cisco RZ LLC	California
Cisco Serbia doo Beograd	Serbia, Republic of
Cisco Services (Hong Kong) Limited	Hong Kong
Cisco Services Korea Limited	Korea, Republic of
Cisco Services Malaysia SDN BHD	Malaysia
Cisco Systems (Argentina) S.A.	Argentina
Cisco Systems (Bermuda) Holdings Ltd.	Bermuda
Cisco Systems (Bermuda) Ltd.	Bermuda
Cisco Systems (China) Information Technology Services Limited	China

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Systems (China) Networking Technology Co., Ltd.	China
Cisco Systems (China) Research and Development Co., Ltd.	China
Cisco Systems (Colombia) Limitada	Colombia
Cisco Systems (Czech Republic) s.r.o.	Czech Republic
Cisco Systems (Ethiopia) PLC	Ethiopia
Cisco Systems (HK) Holdings Limited	Hong Kong
Cisco Systems (HK) Limited	Hong Kong
Cisco Systems (India) Private Limited	India
Cisco Systems (Italy) S.r.l.	Italy
Cisco Systems (Jordan)	Jordan
Cisco Systems (Korea) Limited	Republic of Korea
Cisco Systems (Malaysia) SDN. BHD.	Malaysia
Cisco Systems (Nigeria) Limited	Nigeria
Cisco Systems (Puerto Rico) Corp.	Delaware
Cisco Systems (Scotland) Limited	United Kingdom
Cisco Systems (Senegal) SUARL	Senegal
Cisco Systems (Shanghai) Video Technology Co., Ltd.	China
Cisco Systems (South Africa) (Proprietary) Limited	South Africa
Cisco Systems (Spain), S.L.	Spain
Cisco Systems (Sweden) AB	Sweden
Cisco Systems (Switzerland) GmbH	Switzerland
Cisco Systems (Switzerland) Investments Ltd.	Bermuda
Cisco Systems (Thailand) Limited	Thailand
Cisco Systems (Trinidad & Tobago) Limited	Trinidad and Tobago
Cisco Systems (USA) Pte. Ltd.	Singapore
Cisco Systems Algeria EURL	Algeria
Cisco Systems Australia Pty Limited	Australia
Cisco Systems Austria GmbH	Austria
Cisco Systems Belgium SPRL	Belgium
Cisco Systems Bulgaria EOOD	Bulgaria
Cisco Systems Canada Co./Les Systemes Cisco Canada CIE	Canada
Cisco Systems Canada IP Holdings Company	Canada
Cisco Systems Capital (Australia) Pty Limited	Australia
Cisco Systems Capital (India) Private Limited	India
Cisco Systems Capital (Korea) Limited	Korea, Republic of
Cisco Systems Capital (Thailand) Limited	Thailand
Cisco Systems Capital Asia Pte. Ltd.	Singapore
Cisco Systems Capital Canada Co./Les Systemes Cisco Capital Canada CIE	Canada
Cisco Systems Capital China Corporation	China
Cisco Systems Capital Corporation	Nevada
Cisco Systems Capital France SAS	France
Cisco Systems Capital GmbH	Germany
Cisco Systems Capital Italy S.r.l.	Italy
Cisco Systems Capital K.K.	Japan
Cisco Systems Capital Netherlands B.V.	Netherlands
Cisco Systems Capital SDN. BHD.	Malaysia
Cisco Systems Capital South Africa (Proprietary) Limited	South Africa
Cisco Systems Capital Spain, S.L.	Spain

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Systems Chile S.A.	Chile
Cisco Systems Canada Co	Canada
Cisco Systems Costa Rica, Sociedad Anonima	Costa Rica
Cisco Systems Croatia Ltd. For Trade	Croatia
Cisco Systems Cyprus Ltd.	Cyprus
Cisco Systems Danmark ApS	Denmark
Cisco Systems de Mexico, S.A. de C.V.	Mexico
Cisco Systems de Mexico, S.A. de C.V.	Mexico
Cisco Systems Dominicana, S.A.	Dominican Republic
Cisco Systems Ecuador S.A.	Ecuador
Cisco Systems Egypt Ltd.	Egypt
Cisco Systems El Salvador, Ltda. de C.V.	El Salvador
Cisco Systems Estonia OU	Estonia
Cisco Systems Finance International	Ireland
Cisco Systems Finance International Holdings I Limited	Ireland
Cisco Systems Finance International Holdings II Limited	Ireland
Cisco Systems Finance International Holdings III Limited	Ireland
Cisco Systems Finance International Holdings IV Limited	Ireland
Cisco Systems Finance International Holdings V Limited	Ireland
Cisco Systems Finance International Holdings VI Limited	Ireland
Cisco Systems Finland OY	Finland
Cisco Systems France Sarl	France
Cisco Systems G.K.	Japan
Cisco Systems Global Holdings Ltd.	Bermuda
Cisco Systems GmbH	Germany
Cisco Systems Holding GmbH	Germany
Cisco Systems Hungary Ltd. / Cisco Systems Hungary Servicing and Trading Limited Liability Company	Hungary
Cisco Systems International B.V.	Netherlands
Cisco Systems International Holdings Ltd.	Bermuda
Cisco International Israel Limited	Israel
Cisco Systems International SARL	Switzerland
Cisco Systems Internetworking (Ireland) Limited	Ireland
Cisco Systems Internetworking d.o.o. Za Marketing, Tehnicke I Druge Usluge Sarajevo	Bosnia/Herzegovina
Cisco Systems Internetworking Iletisim Hizmetleri Limited Sirketi	Turkey
Cisco Systems Island Ehf.	Iceland
Cisco Systems Israel Ltd.	Israel
Cisco Systems Jamaica Limited	Jamaica
Cisco Systems Limited	United Kingdom
Cisco Systems LLC	Oman
Cisco Systems Luxembourg International s.à r.l.	Luxembourg
Cisco Systems Luxembourg s.à r.l.	Luxembourg
Cisco Systems Macedonia DOOEL Skopje	Macedonia
Cisco Systems Management B.V.	Netherlands
Cisco Systems Management GmbH	Germany
Cisco Systems Management Ltd.	Bermuda
Cisco Systems Netherlands Holdings B.V.	Netherlands
Cisco Systems New Zealand Limited	New Zealand

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Systems Norway AS	Norway
Cisco Systems Pakistan (Private) Limited	Pakistan
Cisco Systems Panama S. de R.L.	Panama
Cisco Systems Peru S.A.	Peru
Cisco Systems Poland Sp. z o. o.	Poland
Cisco Systems Portugal-Sistemas Informáticos, Sociedade Unipessoal, Limitada	Portugal
Cisco Systems Romania S.r.l.	Romania
Cisco Systems Services B.V.	Netherlands
Cisco Systems Slovakia, spol. s. r.o.	Slovakia
Cisco Systems Holdings UK Limited	United Kingdom
Cisco Systems Taiwan, Ltd.	Taiwan
Cisco Systems Uruguay S.R.L.	Uruguay
Cisco Systems Venezuela, C.A.	Venezuela
Cisco Systems Video Technology Canada Inc.	Canada
Cisco Systems Vietnam Limited (Cong Ty Trach Nhiem Huu Han Cisco Systems Vietnam)	Vietnam
Cisco Systems Wireless Networking (Australia) Pty Limited	Australia
Cisco Systems, Inc.	California
Cisco Technology (China) Co., Ltd.	China
Cisco Technology and Services (South Africa) Pty. Ltd.	South Africa
Cisco Technology Bangladesh Ltd.	Bangladesh
Cisco Technology, Inc.	California
Cisco Telepresence Suites LLC	California
Cisco THV LLC	Delaware
Cisco Tunisia SARL	Tunisia
Cisco WebEx LLC	Delaware
Cisco Worldwide Holdings Ltd.	Bermuda
Cisco-Linksys (Chengdu) Networking Technology Co., Ltd.	China
Cisco-Linksys (HK) Limited	Hong Kong
Cisco-Navini Networks LLC	Delaware
Clear Access LLC	Delaware
CoreOptics LLC	Delaware
CSI BD (Mauritius)	Mauritius
CSI Mauritius Inc.	Mauritius
Divitech A/S	Denmark
ExtendMedia LLC	Delaware
ExtendMedia ULC	Canada
Greenfield Networks LLC	California
Greenfield Networks Technologies Private Limited	India
Infogear Technology (Israel) Ltd.	Israel
Inlet Technologies LLC	Delaware
Ironport do Brasil Intermediacao de Servicos Ltda.	Brazil
Ironport Systems GmbH	Germany
Insieme Networks Inc.	Delaware
Jabber LLC	Delaware
Limited Liability Company Cisco Innovation Center	Russian Federation
Linesider Communications LLC	Delaware
Moto Asia Limited	Hong Kong

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Moto Development Group LLC	California
Navini Networks Private Limited	India
newScale LLC	California
newScale Software Private Limited	India
newScale UK Limited	United Kingdom
Orative Corporation	Delaware
Pari Networks (India) Private Limited	India
Pari Networks LLC	California
Postpath LLC	Delaware
PostX LLC	Delaware
PT Cisco Systems Indonesia	Indonesia
PT. Cisco Technologies Indonesia	Indonesia
Pure Digital Technologies LLC	Delaware
Pure Networks LLC	Delaware
Radiata, Inc.	Delaware
Reactivity LLC	Delaware
Rohati Systems, LLC	Delaware
Scansafe Limited	United Kingdom
Scansafe LLC	Delaware
Scansafe Services LLC	Delaware
Scientific-Atlanta (Shanghai) Company Limited	China
Scientific-Atlanta Belgium BVBA	Belgium
Scientific-Atlanta China, LLC	California
Scientific-Atlanta do Brasil Ltda.	Brazil
Scientific-Atlanta Europe BVBA	Belgium
Scientific-Atlanta, LLC	Georgia
Securent India Private Limited	India
Securent LLC	Delaware
SIA “Cisco Latvia”	Latvia
Starent International LLC	Delaware
Starent Networks (India) Private Limited	India
Starent Networks (UK) Ltd	United Kingdom
Starent Networks Beijing Co, Ltd	China
Starent Networks Canada Limited	Canada
Starent Networks India Sales and Services Private Limited	India
Starent Networks Korea	Korea, Republic of
Starent Networks LLC	Delaware
Tandberg AS	Norway
Tandberg Asia Pacific Pte. Ltd.	Singapore
Tandberg Finance AS	Norway
Tandberg India Private Limited	India
Tandberg LLC	Delaware
Tandberg Technology (India) Private Limited	India
Tandberg Telecom AS	Norway
Tandberg Telecom UK Limited	United Kingdom
Tandberg UK Limited	United Kingdom
Tandberg Visual Communications International Trading (Beijing) Co., Ltd.	China
Taskdock LLC	Delaware

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Tidal Software LLC	California
Topspin Communications LLC	Delaware
Topspin Communications Technologies India Private Limited	India
Truviso LLC	Delaware
UAB “Cisco LT”	Lithuania
Viruata LLC	Delaware
WebEx (China) Software Co., Ltd.	China
WebEx Asia Limited	Hong Kong
WebEx Australia Pty Ltd.	Australia
WebEx Communications B.V.	Netherlands
WebEx Communications Deutschland GmbH	Germany
WebEx Communications France Sarl	France
WebEx Communications India Private Limited	India
WebEx Communications Japan, K.K.	Japan
WebEx Communications UK, Ltd.	United Kingdom
WebEx Worldwide B.V.	Netherlands